FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                                              SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):             March 6, 2002
                                                  -----------------------------



                        AIRTECH INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter.)


                                     Wyoming
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                    (State of incorporation or organization)


         0-19796                                       98-0120805
---------------------------                ------------------------------------
  (Commission File Number)                 (I.R.S. Employee Identification No.)


             4695 MacArthur Court, # 1450, Newport Beach, California
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                    (Address of principal executive offices)

                                      92660
                                   (Zip Code)

Registrant's telephone number, including area code: 949-475-6755




          (Former name or former address, if changed since last report)






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Item 1.  Changes in Control of Registrant

         N/A


Item 2.  Acquisition or Disposition of Assets

         N/A


Item 3.  Bankruptcy or Receivership

         N/A


Item 4.  Changes in Registrant's Certifying Accountant

         N/A


Item 5.  Other Events

         Airtech International Group, Inc. moved its corporate headquarters from 12561 Perimeter, Dallas, Texas 75228 to 4695 MacArthur Court, #1450, Newport Beach, California 92660, effective March 8, 2002.

Item 6.  Resignation of Registrant's Directors

         N/A


Item 7.  Financial Statements and Exhibits

         N/A


Item 8.  Change in Registrant's Fiscal Year

         N/A

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AIRTECH INTERNATIONAL GROUP, INC.

                                          (Registrant)


Dated: March 6, 2002               By: /s/ John Harris
                                   --------------------------
                                           President


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